UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2010
MEDIACOM COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-29227 (Commission File No.)	06-1566067 (IRS Employer Identification No.)
100 Crystal Run Road
Middletown, New York 10941
(Address of principal executive offices)
Registrant’s telephone number: (845) 695-2600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On June 17, 2010, we issued a press release announcing that:
•	the special committee of our board of directors has retained a financial advisor to assist in its review of the non-binding, going private proposal received by our board of directors on May 31, 2010 from our founder, Chairman and Chief Executive Officer, Rocco B. Commisso, and has engaged a legal advisor; and
•	in conjunction with the proposed going-private transaction, Mr. Commisso has advised us that he has retained his financial advisors and legal advisor.
     A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Description
99.1	Press release issued on June 17, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 17, 2010

Mediacom Communications Corporation
By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and Chief Financial Officer